LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Contacts

Trading:

Matt Miller / Rishi Bansal

(212) 526-8315

Syndicate:

Kevin White / Daniel Covello

(212) 526-9519

Residential Mortgage Finance:

Stan Labanowski

(212) 526-6211

Mike Hitzmann

(212) 526-5806

Andrea Lenox

(212) 526-9637

Darius Houseal

(212) 526-9466

ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL BALANCES AS OF SEPTEMBER 1, 2003 (THE “STATISTICAL CALCULATION DATE”) UNLESS OTHERWISE INDICATED.  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE

LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.  THE PROSPECTUS SUPPLEMENT

SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Aggregate Outstanding Principal Balance	$416,495,988
Aggregate Original Principal Balance	$507,917,274
Number of Mortgage Loans	3,999
	Minimum	Maximum	Average (1)
Original Principal Balance	$7,000	$2,568,000	$127,011
Outstanding Principal Balance	$2,300	$2,086,801	$104,150
	Minimum	Maximum	Weighted Average (2)
Original Term (mos)	28	480	301
Stated remaining Term (mos)	1	423	236
Loan Age (mos)	0	349	65
Current Interest Rate	0.00%	18.55%	7.49%
Periodic Rate Cap(3)	0.25%	7.50%	1.65%
Gross Margin	(1.10)%	15.17%	3.08%
Maximum Mortgage Rate(3)	5.00%	29.25%	13.51%
Minimum Mortgage Rate(3)	0.20%	15.64%	4.27%
Months to Roll	1	186	29
Current Loan-to-Value	0.00%	124.03%	67.04%
Credit Score(3)	411	839	667
	Earliest	Latest
Maturity Date	10/12/03	12/01/38

Lien Position	Percent of	Year of Origination	Percent of
	Mortgage Pool		Mortgage Pool
1st Lien	100.00%	1984 and prior	2.88%
		1985	0.76
Loan Type		1986	0.96
Fixed Rate	60.17%	1987	2.99
ARM	39.83	1988	3.44
		1989	2.91
Occupancy		1990	2.21
Primary	81.91%	1991	1.18
Investment	16.39	1992	0.99
Second Home	1.70	1993	9.78
		1994	2.63
Property Type		1995	1.19
Single Family	69.67%	1996	2.34
PUD	6.44	1997	4.24
Commercial	6.14	1998	6.21
Condo	5.59	1999	7.75
2 to 4 Family	5.03	2000	5.20
Multi-Family (5+)	2.97	2001	7.37
Other (4)	2.37	2002	16.41
Mixed Use	1.09	2003	18.55
Co-op	0.70

		Loan Purpose
		Purchase	48.22%
		Rate/Term Refinance	28.02
		Cashout Refinance	23.73
		Unknown	0.02

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with values.
(4) Includes improved land, unimproved land, land with mobile home, manufactured housing, mobile home as real-estate, and townhouse.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

The Mortgage Loans, for the purposes of the tables below, have been segregated into three categories: Alt-A, Insured, and Sub-Prime.

A/Alt-A:

Current Mortgage Loans that are insured and uninsured with FICO Scores of 640 or greater.  Loans that fall within the A/Alt-A bucket have been a maximum of two-times 30 days late over the prior 12 months and have not been 60 days past due over the prior 12 months, as of the Statistical Calculation Date.

Insured:

The insured loan category is comprised of insured first lien Mortgage Loans that do not fall within the definition of A/Alt A category (as defined above).

Sub-Prime:

The sub-prime loan category is comprised of uninsured Mortgage Loans that do not fall within the definition of A/Alt A or the Insured loan categories (as defined above).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Category	A/Alt A	Insured	Subprime	Total
Percent of Total	52.65%	9.41%	37.94%	100.00%
Fixed	51.12%	84.70%	66.63%	60.17%
ARM	48.88%	15.30%	33.37%	39.83%
Current Balance	$219,285,835	$39,199,478	$158,010,675	$416,495,988
Loan Count	1,625	497	1,877	3,999
Average Balance	$134,945	$78,872	$84,183	$104,150
%=>$200,000	63.02%	14.32%	32.34%	46.80%
%=>$500,000	23.21%	1.60%	10.13%	16.21%
Gross WAC (non-zero)	6.70%	7.44%	8.61%	7.49%
WAM (mos)	233	282	227	236
WA Age (mos)	67	62	64	65
WA Orig. Term (mos)	301	344	291	301
Balloon	4.58%	1.47%	6.81%	5.13%
Fully Amortizing	95.42%	98.53%	93.19%	94.87%
First Lien	100.00%	100.00%	100.00%	100.00%
WA FICO (non-zero)	726	591	596	667
% below 640	0.00%	79.96%	74.82%	35.91%
WA Current LTV	62.41%	87.44%	68.46	67.06%
WA Margin (1)	2.66%	2.75%	3.98%	3.08%
WA Lifetime Cap (non-zero) (1)	13.01%	11.48%	14.79%	13.51%
WA Next Rate Adj.(mos) (1)	39	8	12	29
Property Type
Single-Family Dwelling	68.01%	75.27%	70.59%	69.67%
2-4 Family Dwelling	5.56%	5.55%	4.16%	5.03%
Condo	7.06%	3.98%	3.95%	5.59%
PUD	7.66%	12.17%	3.33%	6.44%
Small Balance Commercial	4.69%	0.76%	9.50%	6.14%
Multi-Family	3.03%	0.00%	3.61%	2.97%
Mixed Use	0.84%	0.00%	1.71%	1.09%
Co-op	0.94%	0.00%	0.54%	0.70%
Other	2.22%	2.28%	2.60%	2.37%

Occupancy Status
Owner Occupied	80.14%	93.37%	81.51%	81.91%
Investor Property	17.40%	6.45%	17.45%	16.39%
Second Home	2.45%	0.17%	1.04%	1.70%

Loan Purpose
Purchase Money	45.00%	75.52%	45.93%	48.22%
Cash Out/Refinance	26.63%	7.14%	23.84%	23.73%
Rate Term/Refinance	28.37%	17.34%	30.18%	28.02%
Unknown	0.00%	0.00%	0.05%	0.02%

Insurance
FHA/VA	0.00%	63.96%	0.00%	6.02%
Conventional MI	4.48%	36.04%	0.00%	5.75%
Lender-paid MI	0.00%	0.00%	0.00%	0.00%
Non-MI	95.52%	0.00%	100.00%	88.23%

States > 5% of Total
California	33.84%	8.62%	18.99%	25.83%
Texas	7.35%	11.68%	17.62%	11.65%
New York	10.83%	3.04%	6.93%	8.62%
Florida	5.93%	12.96%	10.83%	8.45%
Other	42.05%	63.70%	45.63%	45.45%
Delinquency Status
Current	100.00%	88.98%	83.06%	92.54%
30-59 days	0.00%	11.02%	16.94%	7.46%
60+ days	0.00%	0.00%	0.00%	0.00%
(1) for adjustable rate loans only

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Index (1)	A/Alt A	Insured	Subprime	Total
6 MO LIBOR	47.17%	1.23%	32.98%	41.00%
1 YR CMT	24.02%	98.33%	24.25%	26.78%
PRIME	7.35%	0.00%	24.33%	12.48%
COFI	8.75%	0.00%	10.00%	8.83%
1 MO LIBOR	3.66%	0.00%	3.27%	3.40%
3 YR CMT	2.78%	0.44%	2.71%	2.67%
5 YR CMT	3.32%	0.00%	0.47%	2.29%
1 YR LIBOR	1.83%	0.00%	1.09%	1.53%
Other	1.12%	0.00%	0.90%	1.01%
(1) for adjustable rate loans only

Original Principal Balances of the Mortgage Loans
Original Principal Balances ($)	Mortgage Loans	Aggregate Principal Balance	Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
0.00 - 49,999.99	1,221	$31,756,756.26	7.62%	9.222%	$26,008.81	612.3	69.3%
50,000.00 - 99,999.99	1,378	81,131,322.47	19.48	8.439	58,876.14	620.2	76.1
100,000.00 - 149,999.99	525	53,706,596.47	12.89	7.625	102,298.28	632.3	73.4
150,000.00 - 199,999.99	227	33,032,210.26	7.93	7.207	145,516.34	649.1	69.7
200,000.00 - 249,999.99	129	22,752,101.27	5.46	6.883	176,372.88	678.1	67.8
250,000.00 - 299,999.99	87	19,883,745.81	4.77	7.022	228,548.80	691.1	67.2
300,000.00 - 349,999.99	102	26,927,124.28	6.47	6.993	263,991.41	708.5	63.0
350,000.00 - 399,999.99	94	27,553,570.52	6.62	7.024	293,123.09	705.7	59.8
400,000.00 - 449,999.99	66	21,656,978.04	5.20	6.921	328,136.03	707.5	60.5
450,000.00 - 499,999.99	33	12,084,054.78	2.90	6.948	366,183.48	705.0	63.4
500,000.00 - 549,999.99	36	14,667,287.79	3.52	6.592	407,424.66	725.4	62.6
550,000.00 - 599,999.99	19	9,009,943.91	2.16	7.314	474,207.57	701.1	53.0
600,000.00 - 649,999.99	19	9,753,654.18	2.34	7.367	513,350.22	679.1	60.7
650,000.00 - 699,999.99	13	7,446,330.81	1.79	6.266	572,794.68	703.2	62.8
700,000.00 - 749,999.99	1	648,685.46	0.16	4.375	648,685.46	710.0	63.3
750,000.00 - 799,999.99	6	4,074,323.54	0.98	7.059	679,053.92	694.4	64.9
800,000.00 - 849,999.99	10	7,599,230.68	1.82	6.126	759,923.07	710.5	61.8
850,000.00 - 899,999.99	3	1,431,818.15	0.34	6.241	477,272.72	705.7	39.4
900,000.00 - 949,999.99	4	2,671,979.84	0.64	6.505	667,994.96	706.4	47.9
950,000.00 - 999,999.99	5	3,551,572.83	0.85	7.077	710,314.57	721.0	51.4
1,000,000.00 - 1,049,999.99	1	948,665.37	0.23	6.500	948,665.37	782.0	49.9
1,050,000.00 - 1,099,999.99	3	2,949,338.30	0.71	8.292	983,112.77	690.5	70.3
1,100,000.00 - 1,149,999.99	2	1,645,730.15	0.40	6.541	822,865.08	711.0	57.5
1,150,000.00 - 1,199,999.99	1	1,097,509.20	0.26	11.990	1,097,509.20	606.0	64.6
1,200,000.00 - 1,249,999.99	2	2,251,749.52	0.54	7.177	1,125,874.76	696.5	38.2
1,250,000.00 - 1,299,999.99	1	871,656.21	0.21	6.000	871,656.21	805.0	57.8
1,300,000.00 - 1,349,999.99	1	935,187.50	0.22	5.750	935,187.50	N/A	62.3
1,350,000.00 - 1,399,999.99	1	1,347,611.27	0.32	6.625	1,347,611.27	703.0	55.0
1,450,000.00 - 1,499,999.99	2	2,884,473.60	0.69	6.796	1,442,236.80	750.1	67.3
1,500,000.00 - 1,549,999.99	1	1,492,635.66	0.36	6.125	1,492,635.66	758.0	43.9
1,600,000.00 - 1,649,999.99	1	1,535,231.50	0.37	8.750	1,535,231.50	728.0	63.8
1,650,000.00 - 1,699,999.99	2	1,731,072.41	0.42	3.039	865,536.21	777.0	40.4
2,000,000.00 >=	3	5,465,840.31	1.31	6.439	1,821,946.77	703.7	54.9
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

As of the Cut-off Date, the average Original Principal Balance of the Mortgage Loans is approximately $127,011.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average CurrentLTV
0.00 - 49,999.99	1,640	$46,211,967.39	11.10%	8.589%	$28,178.03	630.7	62.9%
50,000.00 - 99,999.99	1,213	84,641,135.66	20.32	8.313	69,778.35	626.0	75.0
100,000.00 - 149,999.99	436	53,128,445.83	12.76	7.476	121,854.23	631.5	73.3
150,000.00 - 199,999.99	218	37,602,176.72	9.03	7.084	172,487.05	675.4	65.6
200,000.00 - 249,999.99	109	24,558,614.96	5.90	7.194	225,308.39	686.4	63.9
250,000.00 - 299,999.99	92	25,420,362.05	6.10	7.024	276,308.28	698.5	64.2
300,000.00 - 349,999.99	73	23,680,490.12	5.69	7.102	324,390.28	713.1	66.1
350,000.00 - 399,999.99	66	24,740,745.89	5.94	6.961	374,859.79	704.3	63.9
400,000.00 - 449,999.99	37	15,794,183.18	3.79	6.845	426,869.82	697.7	65.3
450,000.00 - 499,999.99	28	13,193,205.86	3.17	7.404	471,185.92	689.2	62.6
500,000.00 - 549,999.99	20	10,292,547.50	2.47	7.075	514,627.38	707.5	65.2
550,000.00 - 599,999.99	9	5,153,735.34	1.24	6.895	572,637.26	685.8	52.1
600,000.00 - 649,999.99	19	12,040,620.28	2.89	6.169	633,716.86	698.3	67.4
650,000.00 - 699,999.99	3	1,996,012.10	0.48	6.610	665,337.37	689.8	50.4
750,000.00 - 799,999.99	7	5,479,470.70	1.32	6.372	782,781.53	705.5	63.2
800,000.00 - 849,999.99	6	4,940,648.90	1.19	6.660	823,441.48	681.6	69.3
850,000.00 - 899,999.99	4	3,461,755.70	0.83	7.529	865,438.93	702.7	58.8
900,000.00 - 949,999.99	3	2,783,852.87	0.67	6.006	927,950.96	753.8	52.5
950,000.00 - 999,999.99	1	960,000.00	0.23	5.500	960,000.00	775.0	76.8
1,050,000.00 - 1,099,999.99	5	5,360,224.96	1.29	7.959	1,072,044.99	691.1	57.0
1,100,000.00 - 1,149,999.99	1	1,130,000.00	0.27	5.875	1,130,000.00	711.0	53.8
1,200,000.00 - 1,249,999.99	1	1,200,000.00	0.29	6.500	1,200,000.00	683.0	46.2
1,300,000.00 - 1,349,999.99	1	1,347,611.27	0.32	6.625	1,347,611.27	703.0	55.0
1,350,000.00 - 1,399,999.99	1	1,389,473.60	0.33	7.250	1,389,473.60	789.0	71.3
1,450,000.00 - 1,499,999.99	3	4,448,832.26	1.07	5.511	1,482,944.09	737.3	46.0
1,500,000.00 - 1,549,999.99	1	1,535,231.50	0.37	8.750	1,535,231.50	728.0	63.8
1,900,000.00 - 1,949,999.99	1	1,917,842.23	0.46	6.980	1,917,842.23	676.0	68.5
2,000,000.00 >=	1	2,086,801.48	0.50	7.650	2,086,801.48	N/A	59.6
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

As of the Cut-off Date, the average Principal Balance of the Mortgage Loans is approximately $104,150.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Mortgage Rates of the Mortgage Loans as of the Cut-off Date
Mortgage Rates(%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
<= 1.99	8	$210,856.43	0.05%	1.417%	$26,357.05	711.9	66.8%
2.00 - 2.99	9	673,768.00	0.16	2.506	74,863.11	739.7	58.2
3.00 - 3.99	102	7,523,058.93	1.81	3.450	73,755.48	731.0	54.4
4.00 - 4.99	407	39,955,307.09	9.59	4.503	98,170.29	715.7	58.1
5.00 - 5.99	325	50,315,684.97	12.08	5.535	154,817.49	705.9	64.6
6.00 - 6.99	465	80,569,701.52	19.34	6.478	173,268.18	706.8	64.7
7.00 - 7.99	537	79,489,035.56	19.09	7.444	148,024.27	679.0	64.5
8.00 - 8.99	728	66,959,705.89	16.08	8.407	91,977.62	633.2	71.5
9.00 - 9.99	516	37,126,577.54	8.91	9.409	71,950.73	606.7	72.5
10.00 - 10.99	382	26,006,038.31	6.24	10.443	68,078.63	594.0	76.3
11.00 - 11.99	226	12,135,930.75	2.91	11.415	53,698.81	576.9	76.5
12.00 - 12.99	217	11,767,508.16	2.83	12.225	54,228.15	587.9	79.2
13.00 - 13.99	43	2,126,236.24	0.51	13.534	49,447.35	577.7	57.5
14.00 - 14.99	17	1,116,998.62	0.27	14.304	65,705.80	576.2	63.5
15.00 - 15.99	9	315,949.50	0.08	15.555	35,105.50	543.1	62.6
16.00 - 16.99	4	112,920.92	0.03	16.703	28,230.23	587.7	78.9
17.00 - 17.99	2	61,870.14	0.01	17.072	30,935.07	582.6	34.8
18.00 - 18.99	2	28,839.78	0.01	18.349	14,419.89	516.9	68.9
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%
As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans is approximately 7.49% per annum.

Original Loan-to-Value Ratios of the Mortgage Loans
Original Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Not Available	62	$6,070,157.49	1.46%	7.090%	$97,905.77	622.9	73.1%
0.01 - 30.00	83	7,996,333.97	1.92	6.571	96,341.37	712.6	22.0
30.01 - 40.00	71	7,620,740.46	1.83	7.553	107,334.37	690.9	31.0
40.01 - 50.00	153	24,184,076.83	5.81	7.201	158,065.86	689.9	42.4
50.01 - 60.00	212	33,710,914.70	8.09	7.804	159,013.75	675.9	51.5
60.01 - 70.00	425	63,276,122.82	15.19	7.474	148,884.99	689.1	58.1
70.01 - 80.00	1,015	129,623,123.12	31.12	7.052	127,707.51	688.0	68.1
80.01 - 90.00	710	56,629,147.34	13.60	8.263	79,759.36	634.6	78.4
90.01 - 95.00	389	28,289,229.90	6.79	8.021	72,722.96	623.9	84.8
95.01 - 100.00	717	45,294,991.58	10.88	7.801	63,172.93	622.9	85.4
100.01 - 105.00	99	7,117,562.45	1.71	7.642	71,894.57	619.8	80.2
105.01 - 110.00	14	911,860.14	0.22	7.281	65,132.87	606.3	90.4
110.01 - 115.00	6	841,119.38	0.20	5.501	140,186.56	628.3	77.1
115.01 - 120.00	4	423,406.40	0.10	8.669	105,851.60	615.0	55.6
120.01 - 125.00	4	269,888.33	0.06	6.998	67,472.08	629.2	104.6
125.01 - 130.00	6	770,177.32	0.18	7.308	128,362.89	785.8	80.3
130.01 - 140.00	13	1,697,054.09	0.41	4.508	130,542.62	653.8	78.6
140.01 - 150.00	3	710,903.22	0.17	7.261	236,967.74	627.3	65.4
150.01 - 200.00	11	637,442.79	0.15	5.339	57,949.34	610.0	78.6
200.01 - 250.00	2	421,736.02	0.10	4.377	210,868.01	684.8	85.3
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

The minimum and maximum Original Loan-to-Value Ratios of the Mortgage Loans with Original Loan-to-Value Ratios are approximately 1.23% and 217.39%, respectively, and the weighted average Original Loan-to-Value Ratio of the Mortgage Loans with Original Loan-to-Value Ratios is approximately 76.39%.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Current Loan-to-Value Ratios of the Mortgage Loans

Current Loan-to-Value Ratios	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Not Available	1	$116,631.66	0.03%	4.500%	$116,631.66	711.0	0.0%
0.01 - 30.00	458	24,923,187.67	5.98	6.838	54,417.44	720.9	21.9
30.01 - 40.00	251	21,701,501.36	5.21	6.461	86,460.16	704.9	35.0
40.01 - 50.00	336	33,862,095.38	8.13	6.760	100,780.05	700.0	45.6
50.01 - 60.00	508	64,276,592.85	15.43	7.403	126,528.73	678.4	56.0
60.01 - 70.00	542	75,920,657.39	18.23	7.460	140,075.01	676.3	64.9
70.01 - 80.00	636	90,928,813.55	21.83	7.229	142,969.83	681.8	75.8
80.01 - 90.00	593	48,771,810.89	11.71	8.428	82,245.89	613.5	86.0
90.01 - 95.00	315	26,290,292.25	6.31	8.460	83,461.25	600.6	92.8
95.01 - 100.00	208	18,577,106.38	4.46	8.089	89,313.01	622.7	97.7
100.01 - 105.00	62	4,181,415.59	1.00	8.941	67,442.19	568.7	102.4
105.01 - 110.00	46	3,813,571.30	0.92	8.163	82,903.72	601.2	107.2
110.01 - 115.00	13	963,713.85	0.23	9.477	74,131.83	560.9	111.7
115.01 - 120.00	21	1,631,774.79	0.39	8.851	77,703.56	582.0	117.8
120.01 - 125.00	9	536,823.44	0.13	9.410	59,647.05	546.8	122.3
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

As of the Cut-off Date, the weighted average Current Loan-to-Value Ratio of the Mortgage Loans with Current Loan-to-Value Ratios is approximately 67.06%.

Delinquency Status of the Mortgage Loans

Delinquency Status	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
0 to 29	3,691	$385,407,540.37	92.54%	7.468%	$104,418.19	668.7	67.2%
30 to 59	308	31,088,447.98	7.46	7.788	100,936.52	643.3	65.2
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Number of 30-Day Delinquencies of the Mortgage Loans in the Past 12 Months

30-Day Delinquencies	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
0	2,582	$297,879,134.88	71.52%	7.266%	$115,367.60	691.2	65.0%
1	327	34,357,123.79	8.25	7.104	105,067.66	662.0	68.7
2	203	18,314,532.71	4.40	7.729	90,219.37	622.2	70.9
3	151	12,295,662.37	2.95	7.741	81,428.23	607.4	73.2
4	105	6,802,038.26	1.63	9.082	64,781.32	579.4	75.0
5	115	7,854,615.44	1.89	8.940	68,301.00	562.4	74.6
6	98	7,229,978.54	1.74	8.921	73,775.29	550.7	76.4
7	109	11,155,537.02	2.68	8.417	102,344.38	571.8	67.2
8	97	6,496,380.26	1.56	9.056	66,972.99	550.4	83.0
9	79	4,771,877.50	1.15	9.009	60,403.51	540.9	79.8
10	57	3,987,974.26	0.96	9.090	69,964.46	558.3	74.1
11	46	3,078,413.47	0.74	8.857	66,922.03	556.6	78.6
12	30	2,272,719.85	0.55	8.633	75,757.33	561.9	70.9
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

Number of 60-Day Delinquencies of the Mortgage Loans in the Past 12 Months

60-Day Delinquencies	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
0	3,376	$366,598,856.58	88.02%	7.347%	$108,589.71	679.9	66.1%
1	164	13,386,802.45	3.21	8.408	81,626.84	585.3	73.2
2	114	8,723,850.13	2.09	8.505	76,525.00	566.4	72.9
3	91	7,465,466.83	1.79	8.507	82,038.10	575.2	71.7
4	69	4,363,387.27	1.05	8.665	63,237.50	553.3	78.0
5	54	4,674,732.89	1.12	8.815	86,569.13	551.0	72.2
6	36	4,293,220.35	1.03	8.142	119,256.12	552.7	69.4
7	32	2,283,389.42	0.55	9.351	71,355.92	551.8	84.9
8	26	2,254,376.34	0.54	8.964	86,706.78	540.3	74.4
9	19	1,116,062.32	0.27	8.927	58,740.12	559.1	72.9
10	10	825,638.79	0.20	8.546	82,563.88	573.7	84.1
11	4	327,813.43	0.08	8.209	81,953.36	590.8	91.9
12	4	182,391.55	0.04	7.787	45,597.89	559.4	67.1
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Number of 90-Day Delinquencies of the Mortgage Loans in the Past 12 Months
90-Day Delinquencies	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
0	3,670	$389,275,640.38	93.46%	7.426%	$106,069.66	673.4	66.6%
1	113	9,010,437.70	2.16	7.940	79,738.39	570.2	70.6
2	56	4,684,393.63	1.12	8.697	83,649.89	566.6	77.4
3	48	4,812,768.57	1.16	8.186	100,266.01	549.6	64.8
4	39	3,486,998.44	0.84	8.626	89,410.22	566.8	74.7
5	14	999,797.44	0.24	9.672	71,414.10	556.1	91.3
6	19	1,462,198.18	0.35	9.384	76,957.80	546.0	84.7
7	18	1,216,562.24	0.29	9.340	67,586.79	564.1	78.2
8	11	559,324.18	0.13	9.474	50,847.65	538.4	73.7
9	6	620,257.82	0.15	8.025	103,376.30	588.2	92.7
10	2	207,176.25	0.05	6.713	103,588.13	617.7	94.2
12	3	160,433.52	0.04	8.220	53,477.84	557.8	70.5
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

Original Terms to Maturity of the Mortgage Loans

Original Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
<= 59	10	$1,703,519.26	0.41%	5.891%	$170,351.93	745.7	63.1%
60 – 119	138	11,445,204.98	2.75	7.692	82,936.27	674.2	74.4
120 – 179	166	13,782,697.16	3.31	8.494	83,028.30	676.7	63.1
180 – 239	694	78,738,637.83	18.91	7.760	113,456.25	686.0	56.2
240 – 299	329	27,531,259.30	6.61	8.366	83,681.64	645.0	63.4
300 – 359	223	15,729,224.41	3.78	6.682	70,534.64	672.2	60.2
360 – 360	2,367	261,720,154.16	62.84	7.270	110,570.41	662.4	70.7
361 – 419	70	5,755,066.91	1.38	9.674	82,215.24	634.1	84.1
480 >=	2	90,224.34	0.02	8.596	45,112.17	594.9	75.8
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

As of the Cut-off Date, the weighted average original term to maturity of the Mortgage Loans is approximately 301 months.

Remaining Terms to Maturity of the Mortgage Loans as of the Cut-off Date

Remaining Terms to Maturity (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
<= 59	415	$26,374,365.87	6.33%	7.431%	$63,552.69	708.9	46.1%
60 – 119	531	32,503,942.96	7.80	7.608	61,212.70	699.0	54.8
120 – 179	940	89,542,925.49	21.50	7.361	95,258.43	676.2	60.7
180 – 239	493	65,330,033.11	15.69	7.630	132,515.28	674.3	61.4
240 – 299	487	45,192,911.54	10.85	7.627	92,798.59	612.6	73.1
300 – 359	1,123	157,090,380.52	37.72	7.452	139,884.58	660.9	77.3
360 – 419	9	421,867.44	0.10	9.396	46,874.16	630.2	92.1
420 – 479	1	39,561.42	0.01	10.000	39,561.42	582.0	96.5
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

As of the Cut-off Date, the weighted average remaining term to maturity of the Mortgage Loans is approximately 236 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Seasoning of the Mortgage Loans as of the Cut-off Date

Seasoning (in months)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
<= 59	1,905	$249,650,981.73	59.94%	7.707%	$131,050.38	663.0	73.3%
60 - 119	757	63,679,430.77	15.29	7.720	84,120.78	626.3	68.9
120 - 179	563	67,050,207.71	16.10	7.083	119,094.51	704.4	51.0
180 - 239	543	29,945,504.92	7.19	6.161	55,148.26	692.8	52.4
240 - 299	164	4,842,530.62	1.16	7.200	29,527.63	703.3	42.6
300 - 359	67	1,327,332.60	0.32	7.845	19,810.93	712.5	45.7
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

As of the Cut-off Date, the weighted average seasoning of the Mortgage Loans is approximately 65 months.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Geographic Distribution of the Mortgaged Properties							Weighted
	Number of		Percent of	Weighted		Weighted	Average
	Mortgage	Aggregate	Aggregate	Average	Average	Average	Current
Geographic Location	Loans	Principal Balance	Principal Balance	Coupon	Balance	FICO	LTV
California	559	$107,599,182.84	25.83%	6.841%	$192,485.12	696.4	59.2%
Texas	765	48,525,314.17	11.65	8.890	63,431.78	637.5	77.0
New York	255	35,892,550.36	8.62	7.508	140,755.10	681.0	65.9
Florida	405	35,193,937.78	8.45	8.156	86,898.61	639.2	70.1
New Jersey	171	18,058,575.16	4.34	7.609	105,605.70	664.2	63.8
Connecticut	49	14,038,083.35	3.37	6.692	286,491.50	690.1	62.8
Georgia	169	12,684,360.59	3.05	7.100	75,055.39	652.9	71.9
Massachusetts	94	11,521,090.69	2.77	7.286	122,564.79	687.9	59.6
Pennsylvania	151	10,967,018.76	2.63	7.540	72,629.26	627.5	67.7
Virginia	75	10,321,881.77	2.48	7.124	137,625.09	684.2	67.3
Michigan	91	10,131,526.38	2.43	8.509	111,335.45	638.6	65.4
Maryland	78	10,028,469.95	2.41	6.767	128,570.13	665.4	76.6
Colorado	55	8,867,071.06	2.13	6.350	161,219.47	699.7	67.3
North Carolina	91	8,262,540.81	1.98	7.734	90,797.15	637.6	75.2
Illiniois	85	7,911,328.33	1.90	7.181	93,074.45	658.8	75.9
Ohio	80	7,262,701.77	1.74	7.634	90,783.77	655.6	75.2
Arizona	56	5,591,061.06	1.34	7.708	99,840.38	648.4	72.1
Louisiana	121	5,474,908.02	1.31	6.716	45,247.17	656.9	58.2
South Carolina	46	4,208,189.68	1.01	8.013	91,482.38	665.3	66.4
Tennessee	71	3,968,891.70	0.95	8.197	55,899.88	627.1	76.3
Alabama	50	3,617,557.79	0.87	7.810	72,351.16	642.0	79.3
Nevada	22	2,993,713.37	0.72	7.156	136,077.88	649.8	78.3
Indiana	49	2,762,882.33	0.66	8.046	56,385.35	644.7	69.7
Minnesota	21	2,415,358.68	0.58	7.386	115,017.08	682.4	69.5
Washington	28	2,201,271.43	0.53	7.491	78,616.84	621.5	74.0
New Mexico	17	1,994,024.74	0.48	7.913	117,295.57	650.5	67.7
Arkansas	46	1,957,563.08	0.47	8.504	42,555.72	610.8	78.7
Hawaii	10	1,931,675.50	0.46	8.733	193,167.55	617.5	60.8
Oregon	17	1,698,203.83	0.41	7.091	99,894.34	697.4	72.9
New Hampshire	18	1,623,419.66	0.39	7.463	90,189.98	684.5	60.5
Missouri	26	1,613,203.73	0.39	7.376	62,046.30	686.0	70.3
Delaware	13	1,588,841.97	0.38	6.844	122,218.61	634.1	75.4
Oklahoma	33	1,571,868.53	0.38	7.010	47,632.38	685.7	56.6
Kentucky	30	1,521,344.20	0.37	7.082	50,711.47	624.1	65.3
Wisconsin	18	1,443,454.12	0.35	8.188	80,191.90	639.4	79.0
District of Columbia	14	1,362,594.85	0.33	8.154	97,328.20	605.7	69.6
Rhode Island	11	978,409.98	0.23	8.197	88,946.36	651.8	58.3
Maine	11	868,339.49	0.21	7.315	78,939.95	689.7	63.7
Utah	13	865,769.81	0.21	7.330	66,597.68	572.3	74.3
Mississippi	20	809,073.02	0.19	8.051	40,453.65	580.0	68.3
Idaho	9	671,748.49	0.16	7.684	74,638.72	625.1	84.6
Kansas	10	561,588.45	0.13	7.257	56,158.85	655.4	80.0
Nebraska	10	552,107.62	0.13	5.397	55,210.76	682.8	60.2
North Dakota	3	519,097.58	0.12	5.748	173,032.53	740.7	56.1
Alaska	6	396,339.16	0.10	7.073	66,056.53	706.7	61.5
Iowa	9	358,127.22	0.09	6.694	39,791.91	623.6	67.0
Montana	5	349,376.29	0.08	5.678	69,875.26	699.0	54.2
West Virginia	4	265,564.19	0.06	7.278	66,391.05	581.9	87.1
Vermont	3	253,459.36	0.06	8.529	84,486.45	608.4	76.6
South Dakota	3	177,624.84	0.04	5.890	59,208.28	610.7	82.9
Wyoming	3	63,700.81	0.02	6.872	21,233.60	779.8	60.6
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%
No more than approximately 0.54% of the Mortgage Loans are secured by Mortgaged Properties location in any one zip code area.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Loan Purpose of the Mortgage Loans

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Purchase	2,414	$200,854,217.93	48.22%	7.710%	$83,203.90	656.2	73.2%
Rate/Term Refinance	958	116,700,323.14	28.02	7.030	121,816.62	677.8	62.0
Cash Out Refinance	626	98,855,171.93	23.73	7.595	157,915.61	675.3	60.4
Unknown	1	86,275.35	0.02	8.000	86,275.35	537.0	70.7
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

Amortization Types of the Mortgage Loans

Amortization Types	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Fully Amortizing	3,797	$395,118,693.47	94.87%	7.440%	$104,060.76	667.3	66.6%
Balloon	202	21,377,294.88	5.13	8.450	105,828.19	657.5	74.8
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

Adjustment Type of the Mortgage Loans

Adjustment Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Fixed	2,647	$250,589,686.63	60.17%	8.076%	$94,669.32	653.0	70.0%
Adjustable	1,352	165,906,301.72	39.83	6.611	122,711.76	687.6	62.6
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

Loan Type of the Mortgage Loans

Loan Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Conventional Uninsured	3,186	$354,090,764.31	85.02%	7.425%	$111,139.60	676.7	63.4%
Conventional with Primary MI	224	23,956,205.58	5.75	7.235	106,947.35	634.8	87.1
FHA Insured	270	19,819,891.96	4.76	7.226	73,407.01	596.8	88.5
Contract for Deed	180	8,288,759.18	1.99	11.318	46,048.66	594.5	88.7
VA Insured	86	5,253,927.44	1.26	7.917	61,092.18	585.1	85.2
FHA Uninsured	46	4,527,672.21	1.09	7.958	98,427.66	603.1	88.8
VA Uninsured	7	558,767.67	0.13	6.177	79,823.95	724.7	93.8
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Credit Scores of the Mortgage Loans

Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
No Score	167	$16,154,587.23	3.88%	7.588%	$96,734.06	N/A	62.8%
411 - 459	11	669,929.21	0.16	9.885	60,902.66	438.8	96.6
460 - 479	16	783,018.97	0.19	8.683	48,938.69	469.7	70.3
480 - 499	50	3,207,733.94	0.77	9.011	64,154.68	490.9	83.1
500 - 519	313	21,902,809.67	5.26	9.012	69,977.03	509.8	78.2
520 - 539	275	17,778,951.69	4.27	8.903	64,650.73	528.7	77.3
540 - 559	238	16,701,443.32	4.01	9.244	70,174.13	549.0	72.7
560 - 579	246	16,602,757.74	3.99	8.793	67,490.89	569.6	75.4
580 - 599	262	20,749,277.43	4.98	8.884	79,195.72	590.1	74.5
600 - 619	287	28,235,651.56	6.78	8.759	98,382.06	610.1	71.6
620 - 639	244	22,943,047.09	5.51	7.800	94,028.88	629.9	71.7
640 - 659	242	23,267,335.47	5.59	7.864	96,146.01	649.9	73.8
660 - 679	211	25,592,676.03	6.14	7.402	121,292.30	670.0	69.1
680 - 699	253	36,523,313.64	8.77	6.994	144,360.92	688.9	66.4
700 - 719	245	40,771,224.13	9.79	6.687	166,413.16	709.7	62.4
720 - 739	209	29,191,874.60	7.01	6.587	139,674.04	728.0	66.9
740 - 759	190	29,515,601.80	7.09	6.399	155,345.27	748.7	57.3
760 - 779	196	28,270,914.90	6.79	6.269	144,239.36	769.9	57.0
780 - 799	177	21,501,163.44	5.16	6.254	121,475.50	789.6	55.0
800 - 819	123	12,048,057.25	2.89	5.929	97,951.68	808.7	57.2
820 - 839	44	4,084,619.24	0.98	5.878	92,832.26	828.6	45.5
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

As of the Cut-off Date, the weighted average credit score of the Mortgage Loans with credit scores is approximately 667.

Mortgaged Property Type of the Mortgage Loans

Mortgaged Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Single Family	3,047	$290,178,712.90	69.67%	7.487%	$95,234.23	664.4	67.2%
PUD	134	26,824,473.87	6.44	6.441	200,182.64	682.4	71.9
Commercial	113	25,591,275.44	6.14	8.336	226,471.46	655.8	58.1
Condo	288	23,278,341.33	5.59	6.773	80,827.57	698.0	64.5
2 to 4 Family	170	20,944,773.71	5.03	7.940	123,204.55	658.5	75.7
Multi-Family (5+)	47	12,352,972.01	2.97	8.126	262,829.19	672.6	67.3
Other (1)	107	9,855,425.87	2.37	7.669	92,106.78	652.3	65.4
Mixed Use	22	4,553,105.87	1.09	9.528	206,959.36	651.4	62.0
Co-op	71	2,916,907.35	0.70	6.370	41,083.20	694.2	62.7
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

(1) Includes improved land, unimproved land, land with mobile home, manufactured housing, mobile home as real-estate, and townhouse.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Occupancy Types of the Mortgage Loans

Occupancy Types	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Primary Home	3,342	$341,140,328.42	81.91%	7.401%	$102,076.70	665.5	67.4%
Investment	619	68,256,522.59	16.39	7.992	110,269.02	671.8	66.5
Second Home	38	7,099,137.34	1.70	7.041	186,819.40	680.8	55.6
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

Documentation Levels of the Mortgage Loans

Documentation Levels	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
Full Documentation	2,106	$216,441,745.25	51.97%	7.146%	$102,773.86	677.0	63.8%
Limited Documentation	880	85,782,201.14	20.60	7.832	97,479.77	658.0	67.0
Stated Documentation	587	67,014,607.85	16.09	8.238	114,164.58	654.2	69.8
Alternative	304	33,061,795.59	7.94	7.249	108,755.91	651.2	81.0
No Income	52	9,040,072.59	2.17	6.948	173,847.55	695.5	67.0
No Assets	70	5,155,565.93	1.24	9.176	73,650.94	605.6	79.6
Total:	3,999	$416,495,988.35	100.00%	7.492%	$104,150.03	666.8	67.1%

Indices of the Adjustable Rate Mortgage Loans

Indices	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
6 MO LIBOR	431	$68,020,302.79	41.00%	6.827%	$157,819.73	692.4	63.2%
1 YR CMT	397	44,431,915.56	26.78	5.913	111,919.18	683.6	68.0
PRIME	145	20,706,537.32	12.48	8.340	142,803.71	654.8	58.5
COFI	252	14,650,876.38	8.83	6.114	58,138.40	685.4	52.5
1 MO LIBOR	9	5,647,398.33	3.40	4.895	627,488.70	752.1	58.9
3 YR CMT	50	4,433,125.90	2.67	6.520	88,662.52	697.7	55.7
5 YR CMT	29	3,806,559.84	2.29	7.432	131,260.68	723.8	65.3
1 YR LIBOR	9	2,534,585.55	1.53	5.111	281,620.62	699.0	63.3
6 MO CMT	20	1,033,622.94	0.62	6.236	51,681.15	674.5	63.4
6 MO CD	1	289,365.70	0.17	3.625	289,365.70	789.0	53.1
3 MO CMT	6	256,183.96	0.15	5.459	42,697.33	693.2	44.6
FNMA 30 YR FIXED	2	87,948.47	0.05	7.966	43,974.24	704.6	63.2
NATLAVG	1	7,878.98	0.00	6.000	7,878.98	822.0	38.2
Total:	1,352	$165,906,301.72	100.00%	6.611%	$122,711.76	687.6	62.6%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Frequency of Mortgage Rate Adjustment of the Adjustable Rate Mortgage Loans

Frequency of Mortgage Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
1	41	$7,868,185.27	4.74%	5.065%	$191,906.96	717.3	53.3%
3	7	569,634.42	0.34	9.225	81,376.35	692.6	47.4
6	501	82,207,186.09	49.55	7.031	164,086.20	684.1	62.4
12	618	59,957,181.49	36.14	6.073	97,018.09	684.6	65.4
24	15	712,726.57	0.43	6.870	47,515.10	674.4	50.8
36	125	9,440,807.72	5.69	6.976	75,526.46	699.7	54.1
60	44	5,097,657.25	3.07	7.528	115,855.85	724.0	66.6
84	1	52,922.91	0.03	7.890	52,922.91	553.0	56.4
Total:	1,352	$165,906,301.72	100.00%	6.611%	$122,711.76	687.6	62.6%

Gross Margins of the Adjustable Rate Mortgage Loans

Gross Margins (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
<= ¯0.001	2	$57,909.90	0.03%	5.119%	$28,954.95	661.0	36.5%
0.000 - 0.999	256	10,928,686.77	6.59	6.182	42,690.18	695.9	46.3
1.000 - 1.999	59	6,918,635.63	4.17	6.011	117,265.01	726.2	60.5
2.000 - 2.999	616	100,849,453.50	60.79	5.801	163,716.65	706.9	62.8
3.000 - 3.999	139	9,297,511.68	5.60	6.165	66,888.57	687.0	61.9
4.000 - 4.999	73	11,719,977.82	7.06	8.551	160,547.64	660.1	61.3
5.000 - 5.999	67	9,539,021.88	5.75	8.726	142,373.46	619.0	68.1
6.000 - 6.999	69	8,553,038.58	5.16	9.284	123,957.08	613.8	69.0
7.000 - 7.999	43	5,512,890.06	3.32	9.869	128,206.75	605.0	71.5
8.000 - 8.999	18	1,489,357.38	0.90	10.721	82,742.08	611.4	75.2
9.000 - 9.999	7	762,341.98	0.46	11.313	108,906.00	595.2	79.1
10.000 - 10.999	1	53,790.79	0.03	11.700	53,790.79	519.0	92.7
11.000 - 11.999	1	196,632.51	0.12	10.875	196,632.51	686.0	99.8
12.000 >=	1	27,053.24	0.02	15.170	27,053.24	583.0	64.4
Total:	1,352	$165,906,301.72	100.00%	6.611%	$122,711.76	687.6	62.6%

As of the Cut-off Date, the weighted average Gross Margin of the Adjustable Rate Mortgage Loans is approximately 3.08% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Maximum Mortgage Rates of the Adjustable Rate Mortgage Loans
Maximum Mortgage Rates (%)	Loans	Principal Balance	Principal Balance	Coupon	Balance	FICO	LTV
0.000 - 0.999	250	$21,872,433.99	13.18%	6.686%	$87,489.74	699.9	58.3%
5.000 - 5.999	1	354,444.95	0.21	4.750	354,444.95	799.0	78.8
8.000 - 8.999	1	50,716.86	0.03	6.000	50,716.86	696.0	76.3
9.000 - 9.999	16	3,561,684.60	2.15	4.650	222,605.29	728.6	69.4
10.000 - 10.999	40	7,172,761.02	4.32	5.094	179,319.03	714.6	70.7
11.000 - 11.999	111	28,629,156.25	17.26	5.812	257,920.33	720.0	67.1
12.000 - 12.999	162	32,273,998.77	19.45	5.786	199,222.21	691.7	63.4
13.000 - 13.999	177	20,564,998.12	12.40	5.894	116,186.43	709.0	59.4
14.000 - 14.999	138	14,627,945.64	8.82	7.491	105,999.61	663.8	62.3
15.000 - 15.999	165	14,951,455.89	9.01	7.734	90,614.88	645.5	59.2
16.000 - 16.999	134	10,214,379.36	6.16	9.296	76,226.71	626.6	64.8
17.000 - 17.999	72	4,684,566.90	2.82	9.070	65,063.43	608.6	61.5
18.000 - 18.999	50	4,539,284.53	2.74	7.656	90,785.69	679.5	52.7
19.000 - 19.999	17	936,193.20	0.56	12.104	55,070.19	619.9	63.6
20.000 - 20.999	5	784,791.73	0.47	9.493	156,958.35	589.2	65.1
21.000 - 21.999	5	177,136.77	0.11	11.391	35,427.35	643.8	52.7
22.000 - 22.999	3	322,497.13	0.19	4.757	107,499.04	634.8	58.2
24.000 - 24.999	4	152,587.42	0.09	7.363	38,146.86	579.7	67.8
25.000 >=	1	35,268.59	0.02	7.500	35,268.59	707.0	56.0
Total:	1,352	$165,906,301.72	100.00%	6.611%	$122,711.76	687.6	62.6%

As of the Cut-off Date, the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans with Maximum Mortgage Rate is approximately 11.73% per annum.

Minimum Mortgage Rates of the Adjustable Rate Mortgage Loans
Minimum Mortgage Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
0.000 - 0.999	192	$9,387,093.77	5.66%	5.860%	$48,891.11	696.7	49.9%
1.000 - 1.999	38	4,109,739.25	2.48	6.211	108,151.03	709.9	62.7
2.000 - 2.999	548	93,897,891.84	56.60	5.709	171,346.52	709.9	62.7
3.000 - 3.999	131	9,569,857.77	5.77	5.249	73,052.35	707.2	62.5
4.000 - 4.999	29	3,207,740.46	1.93	6.958	110,611.74	716.0	76.8
5.000 - 5.999	40	4,715,142.98	2.84	6.620	117,878.57	647.8	67.0
6.000 - 6.999	38	3,916,068.76	2.36	7.491	103,054.44	656.3	68.7
7.000 - 7.999	54	7,809,295.89	4.71	7.839	144,616.59	662.1	57.0
8.000 - 8.999	75	10,001,548.70	6.03	8.626	133,353.98	630.2	65.9
9.000 - 9.999	90	9,106,339.61	5.49	9.522	101,181.55	617.2	64.2
10.000 - 10.999	68	6,014,380.03	3.63	10.479	88,446.77	620.9	64.1
11.000 - 11.999	29	2,855,991.39	1.72	11.460	98,482.46	581.1	66.3
12.000 - 12.999	12	959,063.10	0.58	12.623	79,921.93	586.9	61.0
13.000 - 13.999	4	220,025.72	0.13	13.168	55,006.43	638.4	58.1
14.000 - 14.999	1	30,066.40	0.02	14.875	30,066.40	581.0	66.8
15.000 - 15.999	3	106,056.05	0.06	15.495	35,352.02	545.9	62.8
Total:	1,352	$165,906,301.72	100.00%	6.611%	$122,711.76	687.6	62.6%

As of the Cut-off Date, the weighted average Minimum Mortgage Rate of the Adjustable Rate Mortgage Loans with Minimum Mortgage Rates is approximately 4.10% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)

LEHMAN BROTHERS

                          RESIDENTIAL MORTGAGE FINANCE

Computational Materials – External Use

Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans

Months to Next Rate Adjustment	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
1 – 6	659	$56,271,836.53	33.92%	6.620%	$85,389.74	674.5	59.7%
7 – 12	338	31,132,617.93	18.77	6.029	92,108.34	678.7	60.5
13 – 18	75	8,143,503.52	4.91	6.913	108,580.05	708.6	70.0
19 – 24	107	16,658,491.22	10.04	8.402	155,686.83	651.3	64.7
25 – 30	26	4,503,125.37	2.71	7.416	173,197.13	682.5	75.3
31 – 36	37	8,667,405.96	5.22	7.239	234,254.22	690.3	68.3
37 – 42	18	5,923,473.33	3.57	6.403	329,081.85	738.2	66.4
43 – 48	9	1,397,764.60	0.84	6.336	155,307.18	754.5	70.1
49 – 54	15	2,427,705.43	1.46	5.608	161,847.03	737.8	60.7
55 – 72	26	7,897,294.26	4.76	5.780	303,742.09	709.9	67.8
73 – 78	2	625,384.86	0.38	5.927	312,692.43	747.0	67.3
79 – 108	2	216,837.89	0.13	7.796	108,418.95	692.0	66.3
109 – 114	7	5,102,741.40	3.08	6.111	728,963.06	709.5	65.9
115 >=	31	16,938,119.42	10.21	5.996	546,390.95	719.1	58.8
Total:	1,352	$165,906,301.72	100.00%	6.611%	$122,711.76	687.6	62.6%

As of the Cut-off Date, the weighted average Months to Next Rate Adjustment of the Adjustable Rate Mortgage Loans is approximately 29 months.

Periodic Caps of the Adjustable Rate Mortgage Loans

Periodic Caps(%)	Number of Mortgage Loans	Aggregate Principal Balance	Percent of Aggregate Principal Balance	Weighted Average Coupon	Average Balance	Weighted Average FICO	Weighted Average Current LTV
<= 0.000	306	$27,283,196.83	16.44%	6.075%	$89,160.77	711.1	55.0%
0.001 - 0.250	1	10,268.86	0.01	6.375	10,268.86	823.0	28.3
0.251 - 0.500	6	273,711.15	0.16	7.688	45,618.53	661.8	55.3
0.501 - 0.750	2	105,956.83	0.06	4.569	52,978.42	686.1	64.6
0.751 - 1.000	443	54,253,621.69	32.70	7.308	122,468.67	665.5	66.5
1.251 - 1.500	58	2,898,606.26	1.75	8.876	49,975.97	604.3	63.2
1.501 - 1.750	2	113,825.51	0.07	5.711	56,912.76	767.4	51.7
1.751 - 2.000	476	77,114,557.08	46.48	6.273	162,005.37	696.4	62.5
2.001 - 2.250	1	42,164.07	0.03	5.000	42,164.07	595.0	56.2
2.251 - 2.500	8	400,918.69	0.24	6.271	50,114.84	689.2	61.1
2.751 - 3.000	35	1,767,161.06	1.07	5.881	50,490.32	717.1	59.0
4.251 - 4.500	1	433,404.00	0.26	3.000	433,404.00	815.0	105.7
4.751 - 5.000	9	767,756.13	0.46	5.303	85,306.24	769.5	62.7
6.001 - 6.250	2	204,062.84	0.12	9.000	102,031.42	702.0	57.3
7.251 - 7.500	2	237,090.72	0.14	6.231	118,545.36	666.4	58.1
Total:	1,352	$165,906,301.72	100.00%	6.611%	$122,711.76	687.6	62.6%

As of the Cut-off Date, the weighted average Periodic Cap of the Adjustable Rate Mortgage Loans with Periodic Caps is approximately 1.38% per annum.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document)